UNITED STATES
                     SECURITIES AND EXCHANGE COMMISION
                           Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 24, 2013

                        George Risk Industries, Inc.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Colorado            000-05378           84-0524756
          -----------         -------------       ---------------
        (State or other        (Commission         (IRS Employer
        jurisiction of         File Number)      Identification No.)
         incorporation)

               802 S. Elm St.
               Kimball, NE                             69145
              ----------------                        --------
   (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  308-235-4645

                               Not Applicable
                             ------------------
           (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

On September 20, 2013, the Registrant issued a press release announcing the declaration of a cash dividend on the common stock of the Registrant.
The entire text of the press release is attached as Exhibit 99.1 and is in-corporated by reference herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

99.1  George Risk Industries, Inc. Press Release, dated September 20, 2013.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the re-gistrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.



Date:  09-24-2013		   By:  /s/  Stephanie M. Risk-McElroy
                                   Stephanie M. Risk-McElroy
                                   President/CEO/CFO